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[LOGO]            BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
                    SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
                       SERIES 1997-1, INVESTOR NUMBER 19972001

MONTHLY SERVICING SUMMARY                        PERIOD ENDING:        08/31/97
--------------------------------------------------------------------------------

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
                                                                                Pass Through
                                                                                    Rate            Balance            Pool Factor
                                                                                ------------   ----------------       -------------
                                                   BOP Scheduled Pool                         $260,354,866.59         99.3738785%
Determination Date:                 09/05/97       EOP Scheduled Pool                          259,487,906.01         99.0429716%
Remittance Date:                    09/10/97        Class A-1 Certificate         5.9100%       22,992,630.71         90.1671793%
                                                    Class A-2 Certificate         6.0150%       18,000,000.00        100.0000000%
                                                    Class A-3 Certificate         6.0600%       20,500,000.00        100.0000000%
                                                    Class A-4 Certificate         6.1950%       29,500,000.00        100.0000000%
                                                    Class A-5 Certificate         6.2650%       14,300,000.00        100.0000000%
Prior Period WAC                      10.72%        Class A-6 Certificate         6.3400%       15,500,000.00        100.0000000%
Current Period WAC                    10.72%        Class A-7 Certificate         6.5800%       39,300,000.00        100.0000000%
                                                    Class A-8 Certificate         6.7250%       26,000,000.00        100.0000000%
Senior Percentage                    100.00%        Class A-9 Certificate         7.0150%       27,545,000.00        100.0000000%
Class M Percentage                     0.00%         Class M Certificate          6.8000%       22,270,000.00        100.0000000%
Class B Percentage                     0.00%        Class B-1 Certificate         6.9400%       15,720,000.00        100.0000000%
                                                    Class B-2 Certificate         7.7000%        7,860,275.30        100.0000000%


I.  RECAP OF POOL:                             Loan
                                               Count      CLASS A-1           CLASS A-2           CLASS A-3           CLASS A-4
                                               -----   --------------      --------------      --------------     ---------------
    Beginning Certificate Balance              8,731   $23,859,591.29      $18,000,000.00      $20,500,000.00      $29,500,000.00
    Scheduled Principal Reduction                         (355,307.95)               0.00                0.00                0.00
    Partial Principal Prepayments                          (62,437.93)               0.00                0.00                0.00
    Principal Prepayments In Full                (19)     (404,068.98)               0.00                0.00                0.00

    Contract Liquidations                         (2)      (45,145.72)               0.00                0.00                0.00
    Contract Repurchases                           0             0.00                0.00                0.00                0.00
    Previously Undistributed
       Shortfalls                                                0.00                0.00                0.00                0.00
                                               -----   --------------      --------------      --------------     ---------------
    Remaining Certificate Balance              8,710   $22,992,630.71      $18,000,000.00      $20,500,000.00      $29,500,000.00
                                               -----   --------------      --------------      --------------     ---------------
                                               -----   --------------      --------------      --------------     ---------------


                                                          CLASS A-5           CLASS A-6           CLASS A-7           CLASS A-8
                                                       --------------      --------------      --------------      --------------
    Beginning Certificate Balance                      $14,300,000.00      $15,500,000.00      $39,300,000.00      $26,000,000.00
    Scheduled Principal Reduction                                0.00                0.00                0.00                0.00
    Partial Principal Prepayments                                0.00                0.00                0.00                0.00
    Principal Prepayments In Full                                0.00                0.00                0.00                0.00

    Contract Liquidations                                        0.00                0.00                0.00                0.00
    Contract Repurchases                                         0.00                0.00                0.00                0.00
    Previously Undistributed Shortfalls                          0.00                0.00                0.00                0.00
                                                       --------------      --------------      --------------       -------------
    Remaining Certificate Balance                      $14,300,000.00      $15,500,000.00      $39,300,000.00      $26,000,000.00
                                                       --------------      --------------      --------------      --------------
                                                       --------------      --------------      --------------      --------------


                                                          CLASS A-9             CLASS M           CLASS B-1           CLASS B-2
                                                       --------------      --------------      --------------       -------------
    Beginning Certificate Balance                      $27,545,000.00      $22,270,000.00      $15,720,000.00       $7,860,275.30
    Scheduled Principal Reduction                                0.00                0.00                0.00                0.00
    Partial Principal Prepayments                                0.00                0.00                0.00                0.00
    Principal Prepayments In Full                                0.00                0.00                0.00                0.00
    Contract Liquidations                                        0.00                0.00                0.00                0.00
    Contract Repurchases                                         0.00                0.00                0.00                0.00
    Previously Undistributed Shortfalls                          0.00                0.00                0.00                0.00
                                                       --------------      --------------      --------------       -------------
    Remaining Certificate Balance                      $27,545,000.00      $22,270,000.00      $15,720,000.00       $7,860,275.30
                                                       --------------      --------------      --------------       -------------
                                                       --------------      --------------      --------------       -------------


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II.   DISTRIBUTIONS:
                                                           CLASS A-1           CLASS A-2           CLASS A-3           CLASS A-4
                                                          -----------          ----------         -----------         -----------
      Principal Distribution Amount                       $866,960.58               $0.00               $0.00               $0.00
      Interest Distribution Amount                         117,508.49           90,225.00          103,525.00          152,293.75
      Unpaid Interest Shortfall                                  0.00                0.00                0.00                0.00
                                                          -----------          ----------         -----------         -----------
      Total Distribution                                  $984,469.07          $90,225.00         $103,525.00         $152,293.75
                                                          -----------          ----------         -----------         -----------
                                                          -----------          ----------         -----------         -----------


                                                           CLASS A-5           CLASS A-6           CLASS A-7           CLASS A-8
                                                          -----------          ----------         -----------         -----------
      Principal Distribution Amount                             $0.00               $0.00               $0.00               $0.00
      Interest Distribution Amount                          74,657.92           81,891.67          215,495.00          145,708.33
      Unpaid Interest Shortfall                                  0.00                0.00                0.00                0.00
                                                          -----------          ----------         -----------         -----------
      Total Distribution                                   $74,657.92          $81,891.67         $215,495.00         $145,708.33
                                                          -----------          ----------         -----------         -----------
                                                          -----------          ----------         -----------         -----------


                                                           CLASS A-9            CLASS M             CLASS B-1          CLASS B-2
                                                          -----------         -----------         -----------         -----------
      Principal Distribution Amount                             $0.00               $0.00               $0.00               $0.00
      Interest Distribution Amount                         161,023.48          126,196.67           90,914.00           50,436.77
      Unpaid Interest Shortfall                                  0.00                0.00                0.00                0.00
                                                          -----------         -----------         -----------         -----------
      Total Distribution                                  $161,023.48         $126,196.67          $90,914.00          $50,436.77
                                                          -----------         -----------         -----------         -----------
                                                          -----------         -----------         -----------         -----------


III.  SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                            Total P&I ...                           $2,681,144.76
                                                                       Gross Interest ...                           (2,325,836.81)
                                                                                                                   --------------
                                                                  Scheduled Principal ...                              355,307.95
                                                                                                                   --------------
                                                                                                                   --------------

IV.   SERVICING FEE:                                                                              $216,962.39
                                                                                                -------------
                                                                                                -------------

V.    DELINQUENCY INFORMATION:
                                                       Days Delinquent                                 Number      Actual Balance
                                                      -----------------                         -------------      --------------
                                                           31 - 59                                        105       $3,117,226.61
                                                           60 - 89                                         27          781,950.19
                                                          90 or more                                        0                0.00
                                                      -----------------                         -------------      --------------
                                                       Total Delinquent                                   132       $3,899,176.80
                                                                                                -------------      --------------
                                                                                                -------------      --------------


VI.   REPOSSESSION INFORMATION:                                                                        Number      Actual Balance
                                                                                                -------------      --------------
                                BOP Repossessions                                                           3          $80,732.53
                    Plus Repossessions this Month                                                           9          261,630.53
                                Less Liquidations                                                          (2)        ($45,275.03)
                                                                                                -------------      --------------
                                EOP Repossessions                                                          10         $297,088.03
                                                                                                -------------      --------------
                                                                                                -------------      --------------


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VII.   REPURCHASES:                                                                                    Number      Actual Balance
                                                                                                -------------      --------------
                        Contracts Repurchased or Replaced                                                   0               $0.00
                            Eligible Substitute Contracts                                                   0               $0.00
                              Difference Paid by Servicer                                                   0               $0.00
                                                                                                -------------      --------------
                                        Total Repurchases                                                   0               $0.00
                                                                                                -------------      --------------
                                                                                                -------------      --------------


VIII.  RESERVE ACCOUNT ACTIVITY
                           Reserve Fund Beginning Balance                                               $0.00
                                 Reserve Fund Draw Amount                                               $0.00
                              Reserve Fund Deposit Amount                                               $0.00


IX.    MONTHLY ADVANCE
                                   Monthly Advance Amount                                               $0.00
                              Outstanding Amount Advanced                                               $0.00


X.     DELINQUENCY RATIOS
                         Average 30-Day Delinquency Ratio                                               0.60%
                         Average 60-Day Delinquency Ratio                                               0.10%
                           Cumulative Realized Loss Ratio                                               0.01%
                              Current Realized Loss Ratio                                               0.00%


XI.    RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                      $556,491.10
                                                                                                -------------
                                                                                                -------------


XII.   LIQUIDATION LOSSES:
       Previous Period Aggregate Net Liquidation Losses:                                                $0.00
       Current Period Aggregate Net Liquidation Losses:                                            $15,789.38
                       Current Period Liquidation Losses:                                          $15,789.38


XIII.  MISC.
                 Class M Principal Distribution Test Met?                                                  NO
               Class B-1 Principal Distribution Test Met?                                                  NO
                                          Clause X Amount                                        7,860,275.30
                                          Clause Y Amount                                        5,239,906.00
   Clause X Amount equal to or less than Clause Y Amount?                                                  NO


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